UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2004

                           NETWORK INSTALLATION CORP.

             (Exact name of registrant as specified in its charter)



        NEVADA                        0-25499              88-0390360
          -------                  ----------               ----------
     (State  or  jurisdiction    (Commission File Number)  (I.R.S.  Employer
    of  incorporation  or                                     Identification
      organization                                                     No.)



                         15235 Alton Parkway, Suite 200
                                Irvine, CA 92618
               --------------------------------------------------
               (Address  of  principal  executive  offices)  (Zip  Code)


Registrant's  telephone  number,  including  area  code:  (949)  753-7551


Check  the  appropriate  box  below  if  the  Form  8-K  filing  is  intended to simultaneously  satisfy  the  filing  obligation  of  the  registrant under  any  of  the  following  provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  7.01  REGULATION  FD  DISCLOSURE.


On September 20, 2004, we declared a 2 for 1 forward stock split for all common stock shareholders of record on this date and began trading under the new ticker symbol "NWKI.OB."

On September 20, 2004, we issued the press release attached hereto as Exhibit 99.1 announcing this information.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

 99.1  Press  Release  dated  September  20,  2004.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NETWORK  INSTALLATION  CORP.

By:  /s/  Michael  Cummings
-------------------------
Michael  Cummings,  Chief  Executive  Officer

Dated:  September  20,  2004